UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 15, 2020 (April 13, 2020)

TIVITY HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19364	62-1117144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cool Springs Boulevard Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

(800) 869-5311

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock - $.001 par value	TVTY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

 Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2020, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Tivity Health, Inc. (the “Company”) approved a 25% reduction in base salary for the Company’s executive officers (Robert J. Greczyn, Jr., Interim Chief Executive Officer; Adam Holland, Chief Financial Officer; Mary Flipse, Chief Legal and Administrative Officer; Steve Janicak, Division President, Healthcare; and Ryan Wagers, Chief Accounting Officer) for the period from April 20, 2020 through August 23, 2020.

Also, effective April 14, 2020, upon the recommendation of the Nominating and Corporate Governance Committee (the “NCG Committee”) of the Board, the Board approved a 100% reduction in the annual cash retainer and annual committee retainers payable to non-management members of the Board who are standing for reelection at the 2020 Annual Meeting of Stockholders (except for Daniel G. Tully who does not receive compensation for his service on the Board) for a period of four months, beginning May 1, 2020 or as soon thereafter as reasonably practicable.

In connection with the salary and retainer reductions discussed above, the Board, upon the recommendation of the Compensation Committee and the NCG Committee, approved the grants of restricted stock units (“RSUs”) to each named executive officer and director whose compensation was reduced, with the value of the RSU grants to be equal as closely as reasonably possible to the amount of such reduction. The grant date of the RSUs will be the first day of the open trading window following the Company’s release of its first quarter 2020 earnings results and the RSUs will be subject to vesting in full on the first anniversary of the grant date. The number of shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) subject to the RSU awards will be determined based on the closing price per share of Common Stock on the grant date.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVITY HEALTH, INC.

By:	/s/ Adam Holland
Name: Adam Holland
Title: Chief Financial Officer

Date:  April 15, 2020